Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
OF
BONDS.COM GROUP, INC.

Offer to Exchange

Common Stock

For All Outstanding Warrants and Instruments titled “Purchase Rights” Exercisable for Common Stock of Bonds.com Group, Inc., Pursuant to and as Identified in the Offer to Exchange dated June 30, 2010 (as amended and supplemented)

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 11:59 P.M. EASTERN DAYLIGHT TIME, ON AUGUST 24, 2010, UNLESS THE OFFER IS EXTENDED (THE “EXPIRATION DATE”).

SECURITIES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY.

Bonds.com Group, Inc.
529 5th Avenue, 8th Floor
New York, New York 10017
(212) 946-3998
Attention: Jeffrey M. Chertoff
jchertoff@bonds.com

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Questions and requests for assistance relating to the procedures for tendering the Warrants and requests for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Company at its address and telephone number set forth above.

This Letter of Transmittal and the instructions hereto (this “Letter of Transmittal”) and the Offer to Exchange dated June 30, 2010 (“the Exchange Offer Statement” and, together with this Letter of Transmittal, as amended from time to time, the “Offer Documents”) constitute an offer (the “Exchange Offer”) by Bonds.com Group, Inc., a Delaware corporation (the “Company”), to exchange shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for all of the Company’s outstanding warrants and instruments titled “Purchase Rights” which entitle the holder to purchase shares of the Company’s Common Stock, as identified in the Exchange Offer Statement (the “Warrants”), on the terms and subject to the conditions set forth in the Exchange Offer Statement and this Letter of Transmittal.

In the event that the Exchange Offer is withdrawn, terminated or otherwise not completed, none of the validly tendered Warrants will be exchanged for Common Stock, and any Warrants tendered by you will be credited to your account.

The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

Holders who wish to tender their Warrants using this Letter of Transmittal must complete the box below entitled “Description of Warrants Tendered” and sign in the appropriate box below.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

DESCRIPTION OF WARRANTS BEING TENDERED BY THE UNDERSIGNED HOLDER:
(Check the box next to each Warrant you wish to tender in the Exchange Offer. List any additional Warrants that are not identified below.)

NAME OF HOLDER(S):

Check box below to tender Warrant	Description of Warrant
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LOST CERTIFICATES

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I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED WARRANTS AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S).  I UNDERSTAND THAT I MUST CONTACT THE COMPANY TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES.  SEE INSTRUCTION 9.

Number of warrants represented by the lost or destroyed certificates:

If you do not wish to tender your Warrants, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Offer to Exchange dated June 30, 2010 (as may be amended or supplemented from time to time, the “Exchange Offer Statement”), of Bonds.com Group, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Exchange Offer Statement, the “Offer Documents”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange shares of its common stock, par value $0.0001 per share (the “Common Stock”), for all of our outstanding warrants or instruments titled “Purchase Rights” which enable the holder to purchase shares of the Company’s Common Stock, as identified in the Exchange Offer Statement (collectively, the “Warrants”), on the terms and subject to the conditions set forth in the Exchange Offer Statement and this Letter of Transmittal.

Upon the terms and subject to the conditions of the Exchange Offer, the Exchange Offer Statement and this Letter of Transmittal, the undersigned hereby accepts the Exchange Offer and tenders to the Company the Warrants identified above in exchange for delivery of shares of the Company’s Common Stock.

Upon the terms and subject to the conditions of the Exchange Offer, the Exchange Offer Statement and this Letter of Transmittal, and effective upon acceptance of the Warrants tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Warrants that are being tendered hereby and appoints the Company the undersigned’s true and lawful agent and attorney−in−fact with respect to such Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Exchange Offer Statement, to (i) deliver certificates for Warrants or transfer ownership of such Warrants on the books of the Company or its agent, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Company, as the undersigned’s agent, of the Common Stock to be issued in exchange for such Warrants, (ii) present certificates for such Warrants for transfer, and to transfer the Warrants on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE WARRANTS TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE WARRANTS TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE WARRANTS TENDERED HEREBY. THE UNDERSIGNED AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The undersigned understands that valid tenders of Warrants pursuant to the Exchange Offer Statement and this Letter of Transmittal will, when accepted by the Company, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.  The undersigned recognizes that under certain circumstances set forth in the Exchange Offer Statement, the Company may not be required to accept for exchange any of the Warrants tendered hereby.

The undersigned understands that the delivery and surrender of the Warrants that the undersigned has tendered is not effective, and the risk of loss of Warrants does not pass to the Company, until the Company receives the Letter of Transmittal, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to the Company and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF WARRANTS WILL BE DETERMINED BY THE COMPANY IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING HOLDERS. The undersigned also understands that no tender of Warrants is valid until all defects and irregularities in tenders of Warrants have been cured or waived and that none of the Company or any other person is under any duty to give notification of any defects or irregularities in the tender of any Warrants or will incur any liability for failure to give any such notification.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

Please issue the Common Stock and return any Warrant not accepted for exchange, in the name(s) of the undersigned. Similarly please mail the Common Stock and any certificates for Warrants not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).

The undersigned understands that the delivery and surrender of the Warrants is not effective, and the risk of loss of the Warrants does not pass to the Company, until receipt by the Company of all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Warrant will be determined by the Company, in its sole discretion, which determination shall be final and binding.

IMPORTANT-SIGN HERE
(Also Complete Substitute Form W−9 Included Below)
(Signature(s) of Owner(s))

Dated

Name(s)
(Please Print)

Capacity (full title)

Address
(Include Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Warrant Certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney−in−fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

Instructions

Forming Part of the Terms and Conditions of the Offer

1. No Guarantee of Signature Required.   Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered herewith.

2. Requirements of Tender. This Letter of Transmittal is to be completed by holders of Warrants. Certificates evidencing tendered Warrants, as well as this Letter of Transmittal, properly completed and duly executed, and any other documents required by this Letter of Transmittal, must be received by the Company at its addresses set forth herein prior to the Expiration Date. If Warrant certificates are forwarded separately to the Company, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Warrant certificates and all other required documents, is at the option and the risk of the tendering holder and the delivery will be deemed made only when actually received by the Company. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.  For your convenience, we have included a pre-addressed and pre-paid return FedEx envelope and mailing label.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED. BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING HOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR PAYMENT OF THE WARRANTS.

3. Inadequate Space. If the space provided herein is inadequate, necessary information should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders.  Partial tenders are not permitted.  If you wish to participate in the Exchange Offer, all of a Warrant must be tendered.

5. Signatures on Letter of Transmittal. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Warrants tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Warrants tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney−in−fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6. Transfer Taxes. The Company will not pay any transfer taxes that may be applicable to the exchange of the Warrants pursuant to the Exchange Offer. If certificates representing Warrants for warrants not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder(s) of Warrants tendered, or if tendered Warrants are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of the Warrants pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the exchanging holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such exchanging holder.

7. Substitute Form W−9. Under U.S. federal income tax law, the Company may be required to withhold a portion of the amount of any payments made to certain holders pursuant to the Exchange Offer. To avoid such backup withholding, each tendering stockholder must provide the Company with such holder’s correct taxpayer identification number and certify that such holder is not subject to such backup withholding by completing the Substitute Form W−9. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”).  For further information concerning backup withholding and instructions for completing the Substitute Form W−9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W−9 if Warrants are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W−9.

8. Mutilated, Lost, Stolen or Destroyed Certificates. Holders of Warrant certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Company immediately. The Company should be able to provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificates alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Exchange Offer.

9. Waiver of Conditions. The conditions of the Exchange Offer may be waived, in whole or in part, by the Company, in its sole discretion, at any time and from time to time, in the case of any Warrants tendered.

10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Company at its address and telephone number set forth below. Additional copies of the Exchange Offer Statement and the Letter of Transmittal may be obtained from the Company at its address and telephone number set forth below.

11. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Warrants will be determined by the Company in its discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Warrants that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive certain conditions to the Exchange Offer described in the Exchange Offer Statement under the section titled “The Exchange Offer−Determination of Validity; Rejection of Warrants; Waiver of Defects; No Obligation to Give Notice of Defects ,” or any defect or irregularity in the tender as to any particular Warrants. No tender of Warrants will be deemed to be properly made until all defects and irregularities in tenders of warrants have been cured or waived. None of the Company or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Warrants and none of them will incur any liability for failure to give any such notice. The Company’s interpretation of the terms and conditions of the Exchange Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE COMPANY PRIOR TO THE EXPIRATION DATE AND CERTIFICATES FOR TENDERED WARRANTS MUST BE RECEIVED BY THE COMPANY PRIOR TO THE EXPIRATION DATE.

Any questions or requests for assistance may be directed to the Company at its address or telephone number set forth below. Additional copies of the Exchange Offer Statement and the Letter of Transmittal may be obtained from the Company at its address and telephone number set forth below.

Bonds.com Group, Inc.
529 5th Avenue, 8th Floor
New York, New York 10017
(212) 946-3998
Attention: Jeffrey M. Chertoff
jchertoff@bonds.com

PAYER’S NAME: BONDS.COM GROUP, INC.
SUBSTITUTE Form W−9	PART 1 Please provide your TIN and certify by signing and dating below.	Social Security Number OR Employer Identification Number(s): ____________________________ ____________________________
Department of the Treasury Internal Revenue Service	PART 2 ☐ Exempt from Backup Withholding ☐ Awaiting TIN PART 3-CERTIFICATION
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Under penalties of perjury, I certify that: The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and

I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE  _________________________________________________________________________________

NAME ______________________________________________________________________________________

BUSINESS NAME  _____________________________________________________________________________

(If different from above)   _________________________________________________________________________

Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other ______________________________
ADDRESS ___________________________________________________________________________________ CITY ________________________ STATE ______________________ ZIP CODE _________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W−9” FOR ADDITIONAL DETAILS.